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                                                                   EXHIBIT 10.17

                               MAXUM HEALTH CORP.

                       NONQUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of August 17, 1994, between MAXUM HEALTH CORP., a Delaware corporation (the "Company"), and Leonard H. Habas (the "Optionee").

                                   WITNESSETH:

     WHEREAS, Optionee is a non-employee member of the Board of Directors of the Company who has rendered valuable services to the Company, and whom the Board of Directors desires to retain; and

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option to purchase Stock described in this Agreement to Optionee as an inducement to enter into or remain on the Board of Directors of the Company, and as an incentive for extraordinary efforts during such service;

     WHEREAS, certain capitalized terms used herein are defined in Section 11 below;

     NOW, THEREFORE, it is agreed as follows:

SECTION 1. GRANT OF OPTION.

     (a) OPTION. On the terms and conditions stated below, the Company hereby grants to Optionee a Nonqualified Stock Option to purchase fifteen thousand (15,000) Shares of Stock (the "Option Shares") at an Exercise Price equal to $.0625 per Share.

     (b) CONTINGENT GRANT. The Option granted herein is expressly conditioned on receiving the approval of the majority of Shares of the Company present, or represented and entitled to vote, at a vote of the stockholders held in accordance with the Bylaws of the Company by the earlier of (i) the second anniversary of this Agreement or (ii) the Company's next Annual Meeting of Stockholders.

SECTION 2. NO TRANSFER OR ASSIGNMENT OF OPTION.

     Except as otherwise provided in this Agreement, this Agreement and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Agreement, or of any right or privilege conferred hereby, contrary

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to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Agreement and the rights and privileges conferred hereby shall immediately become null and void.

     This option may be transferred by Optionee only by will, the laws of descent and distribution, or by a qualified domestic relations order as defined in the Code, and during his lifetime, may be exercised only by Optionee, his guardian or legal representative, or the beneficiaries of such qualified domestic relations order.

SECTION 3. RIGHT TO EXERCISE; HOLDING PERIOD.

     (a) VESTING. Subject to Section 1 (b) above, the right of Optionee to purchase the Option Shares is fully vested at the date of this grant.

     (b) PARTIAL OR FULL EXERCISE. Optionee may exercise all or any part this option for the Option Shares that have not been previously exercised.


SECTION 4. EXERCISE PROCEDURES.

     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise his rights to purchase by giving written notice to the Secretary of the Company pursuant to Section 10(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by a representative of Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. A form of exercise notice is attached hereto as Exhibit "A".

     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship) and bearing the appropriate legends. The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising the option.

SECTION 5. PAYMENT FOR STOCK.

     The entire Purchase Price may be paid in lawful money of the United States of America. Alternatively, to the extent that applicable law permits and subject to the sole and absolute discretion of the Committee, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have a fair market value (as determined by

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the Committee) on the date of exercise of this option which, together with any amount paid in lawful money, is equal to the Purchase Price.

     With the Committee's consent, which may be given or withheld in its sole and absolute discretion, Optionee may pay some or all of the Purchase Price by delivery of the Optionee's promissory note (in a form and on terms satisfactory to the Committee).

SECTION 6. TERM AND EXPIRATION.

     (a)  BASIC TERM.  This option shall in any event expire on the date ten
(10) years after the Date of Grant.

     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH OR DISABILITY). If Optionee's Service terminates for any reason other than death or Disability, then this Agreement shall expire on the date three (3) months after such termination. Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option has become vested under Section 3(a) before Optionee's Service terminated.

     (c) DEATH OR DISABILITY OF OPTIONEE. If Optionee dies or suffers Disability while in Service, then this option shall expire on the earlier of the following dates:

          (1)  The expiration date determined pursuant to Section 6(a) above;

          (2)  The date six (6) months after the Optionee's death; or

          (3)  The date twelve (12) months after Optionee suffers Disability;

     (d) LEAVES OF ABSENCE. For purposes of this Section 6, Service shall be deemed to continue during any period when the Optionee is on military leave, sick leave, or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 7. LEGALITY OF INITIAL ISSUANCE.

     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

     (a) It and Optionee have taken any actions the Company decides are required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

     (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

     (c) Any other applicable provision of state or federal law has been satisfied.

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SECTION 8. INVESTMENT INTENT.

     (a) GENERAL. Regardless of whether the offering and sale of Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state, other applicable law, or with restrictions imposed by the Company's underwriters.

     (b) INVESTMENT INTENT AT GRANT. Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement shall, where applicable and in the discretion of the Committee, have placed thereon a legend substantially as follows:

          "THE SHARES OF STOCK OF THE CORPORATION REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE RESOLD IN THE ABSENCE OF REGISTRATION THEREUNDER OR THE AVAILABILITY OF AN EXEMPTION THEREFROM."

and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company, the Committee or their counsel in connection with any of the matters set forth in this Section 8 shall be conclusive and binding on the Optionee and all other persons.


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SECTION 9. SHARES AND ADJUSTMENTS.

     (a) GENERAL. In the event of any change in the outstanding Shares that occurs by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of Shares subject to this option, and the Exercise Price, may (but need not) be adjusted appropriately by the Committee, whose determination shall be final and conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

     (b) RESERVATION OF RIGHTS. Except as provided in this Section 9, Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     (c) DISSOLUTION OR MERGER. In the event that, prior to the exercise in full of this option a merger or dissolution in which the Company is not the surviving business entity shall occur, or a transfer of substantially all the assets of the Company shall occur:

          (1) If provision be made in writing in connection with such transaction for the assumption and continuance of the option hereby granted, or the substitution for such option of a new option covering the shares of the successor business entity, with appropriate adjustment as to number and kind of shares and prices, this option, or the new option substituted therefor, as the case may be, shall continue in the same manner and under the terms provided.

          (2) In the event provision is not made in such transaction for the continuance and assumption of this option, or for the substitution of an option covering the shares of the successor business entity, the Optionee shall be entitled within a reasonable period of time, prior to the effective date of any such transaction, to purchase the full number of Option Shares.


SECTION 10.  MISCELLANEOUS PROVISIONS.

     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold foreign, federal, state or local taxes as a result of the exercise of this option, Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. If agreeable to the Committee and


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the Company's counsel, Optionee shall be allowed to deliver previously owned
Shares, or Shares obtained from the exercise of this option, for the payment of such withholding tax; provided that Optionee MUST make advance elections, or otherwise satisfy Rule 16b-3 of the Securities Exchange Act of 1934.

     (b) RIGHTS AS A STOCKHOLDER. Neither Optionee nor Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this Agreement until such Shares have been issued in the name of Optionee or Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving Optionee the right to continue Service. The Company and/or the Board reserves the right to terminate Optionee's Service at any time, to the fullest extent allowed by the Company's Bylaws.

     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid, by express mail or other overnight delivery service or by facsimile transmission, receipt confirmed, addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other party to this Agreement.

     (e) ENTIRE AGREEMENT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

     (f) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

     (g) GENDER AND NUMBER. Whenever the masculine, feminine or neuter gender, or the singular or plural number is used herein, the application of one shall include the application of the other as the context so indicates.

SECTION 11.  DEFINITIONS.

     (a)  "AGREEMENT" shall mean this Nonqualified Stock Option Agreement.

     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

     (c)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" shall mean the Compensation Committee of the Board, or, if none has been appointed, the full Board.

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     (e)  "DATE OF GRANT" shall mean the date first above written, which is the date the Committee resolved to grant this option.

     (f) "DISABILITY" shall mean that Optionee is unable to engage in any Substantial Gainful Activity by reason of any medically determinable physical or mental impairment which, in the sole and final judgment of the Committee, can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.

     (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 1(a).

     (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in section 422 of the Code.

     (i) "NONQUALIFIED STOCK OPTION" shall mean a stock option not described in sections 422, 423(b) or 424(b) of the Code.

     (h) "OPTION SHARES" means the number of shares initially subject to this option determined pursuant to Section 1(a) hereof.

     (k) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     (m) "SERVICE" means the period Optionee is continuously rendering services for compensation to the Company or a subsidiary whether as a common law employee, or as an independent contractor, or as a member of the Board.

     (n)  "SHARE" shall mean a share of Stock, as adjusted in accordance with
Section 9 (if applicable).

     (o) "STOCK" shall mean the Common Stock of the Company, par value of $.O1 per share.

     (p) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.

     (q) "SUBSTANTIAL GAINFUL ACTIVITY" means the performance of significant duties over a reasonable period of time in work for remuneration or profit (or in work of a type generally performed for remuneration or profit), and including Service as a member of the Board.

     (r) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.



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OPTIONEE                                          MAXUM HEALTH CORP.

     /s/ Leonard H. Habas
-----------------------------------               By: /s/ Glenn P. Cato
          (Signature)                                ---------------------------
                                                  Name: Glenn P. Cato
                                                        ------------------------
                                                  Title: President and CEO
       Leonard H. Habas                                  -----------------------
-----------------------------------
            (Name)


Optionee's Address:                               Company Address:

7 Windsor Place                                   14850 Quorum Drive, Ste. 400
Old Tappan, NJ 07675                              Dallas, Texas 75240
SSN: ###-##-####


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